Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Asset Management II Portfolio, Asset Management III Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Asset Management II Portfolio,
                                                  Asset Management III
                                                  Portfolio, PreservationPlus
                                                  Portfolio, PreservationPlus
                                                  Income Portfolio, a series of
                                                  Scudder Investment Portfolios,
                                                  a series of Scudder Investment
                                                  Portfolios



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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Asset Management II Portfolio, Asset Management III Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Asset Management II Portfolio,
                                                 Asset Management III
                                                 Portfolio, PreservationPlus
                                                 Portfolio, PreservationPlus
                                                 Income Portfolio, a series of
                                                 Scudder Investment Portfolios,
                                                 a series of Scudder Investment
                                                 Portfolios